Exhibit 10.2
SECURITY AGREEMENT
(ASSIGNMENT OF DEPOSIT ACCOUNT)
(INTEREST RESERVE ACCOUNT)

Dated as of June 26, 2024

For value received, TERRA MORTGAGE PORTFOLIO II, LLC, a Delaware limited liability company (“Assignor”), hereby assigns, pledges, and transfers to WESTERN ALLIANCE BANK, an Arizona corporation (“Lender”), and to its successors and assigns, all of Assignor’s right, title, and interest in and to that certain deposit account with Lender in the name of TERRA MORTGAGE PORTFOLIO II, LLC”, Account No. 8654424378 together with any amendments, modifications, supplements, replacements or substitutions thereto (collectively, the “Interest Reserve Account”), and all sums due or to become due thereon or therefrom by way of interest, repayments or otherwise and all proceeds thereof (collectively, with the Interest Reserve Account, the “Collateral”). This Security Agreement (Assignment of Deposit Account) (“Agreement”) is the “Assignment of Deposit Account”, and the Interest Reserve Account is the “Interest Reserve Account”, described in that certain Sixth Amendment to Loan Documents of even date herewith, by and between Lender, Assignor and others (together with any and all amendments, modifications or supplements thereto, the “Amendment”), which, among other things, amends certain terms and conditions of that certain Business Loan and Security Agreement (Revolving Line of Credit) dated March 12, 2021, between Assignor and Lender (together with any and all amendments, modifications or supplements thereto, the “Loan Agreement”), as more particularly set forth in the Amendment. All capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Loan Agreement.
1.Obligations Defined. This assignment, pledge and transfer is given to Lender by Assignor as collateral security for all of the following obligations (individually and collectively, the “Obligations”): all indebtedness, liabilities and obligations now or hereafter owing to Lender by Assignor, including, without limitation, any and all debts, liabilities, obligations or undertakings owing by Assignor to Lender of any kind and description pursuant to or evidenced by (i) the Loan Agreement, and (ii) that certain Promissory Note dated March 12, 2021, in the original principal sum of $75,000,000.00 (together with any and all extensions, amendments, modifications or supplements thereto or renewals or extensions thereof, the “Note”), executed by Assignor in favor of Lender, whether direct or indirect, absolute or contingent, joint or several, and howsoever evidenced, no matter how arising; all amounts advanced or incurred by Lender on account of Assignor under the terms of this Agreement or for the maintenance or preservation of the Collateral; any and all amendments, modifications, renewals or extensions of Obligations including those evidenced by new or additional agreements or instruments changing the rate of interest or adding or releasing any third party on the Obligations executed by Assignor; and all costs of collection to the extent and as provided in the Loan Documents, including fees and expenses in connection with the protection or realization of the Collateral or the enforcement of this Agreement, the Loan Documents (as defined in the Loan Agreement), the instruments, other notes, or other agreements evidencing the Obligations, whether or not suit is filed.

2.Representations, Warranties and Covenants. Assignor represents, warrants, and covenants that: Assignor is the owner of the above-described Collateral, and that such Collateral is free and clear of all liens and encumbrances of any nature whatsoever except for the lien in favor of Lender securing the obligations of Assignor to Lender; Assignor has not made any prior assignment or transfer of said Interest Reserve Account or other Collateral, and shall not make any further assignment or transfer thereof during the term of this Agreement; Assignor has not withdrawn, canceled, been repaid, or redeemed all or any part thereof; there is no pending application for the withdrawal, cancellation, repayment, or redemption thereof; and this Agreement is valid, binding obligation and enforceable.
3.Extent of Security Interest. This is a continuing security agreement, securing all Obligations, including those arising after any repayment and reborrowing and those arising under successive and future transactions which shall increase, renew or modify the Obligations; it is without limitation as to its effective period and the Obligations hereunder may be terminated (including Lender’s security interest in the Collateral set forth herein) only upon the payment in full of all Obligations or the termination or expiration of Lender’s obligation to extend credit to Assignor. Each credit granted to Assignor, including all present and future Obligations or the termination or expiration of Lender’s obligation to extend credit to Assignor, is and shall be granted by Lender in reliance on this Agreement. This Agreement shall not constitute a commitment of any nature by Lender to renew or hereafter extend credit.
4.Interest Reserve Account is a Blocked Account. The Interest Reserve Account shall be a blocked account, accessible only to Lender. Assignor shall have no right to withdraw or otherwise utilize funds from the Interest Reserve Account or to reduce the balance in the Interest Reserve Account in any manner whatsoever, except as expressly set forth in Section 6a of the Amendment and Section 4..25 of the Loan Agreement.
5.Power of Attorney. Assignor hereby irrevocably constitutes and appoints Lender the true and lawful attorney of Assignor, with full power of substitution exercisable only during the continuance of an Event of Default under the Loan Agreement: to demand, collect, and receive payment of any and all monies or proceeds due or to become due under said Interest Reserve Account and the other Collateral; to execute any and all instruments required for the withdrawal or repayment of same, or any part thereof; to insert in any instrument for the withdrawal of funds signed by Assignor the date and amount due under said Interest Reserve Account and other Collateral, and to complete such instruments in any respect and in all respects to deal with said Interest Reserve Account and other Collateral as the holder thereof; and, in its discretion, file any claim or take any other action or proceeding, either in its own name or in the name of Assignor, or otherwise, which Lender may deem necessary or appropriate to protect and preserve the right, title, assignment, pledge, transfer, and interest of Lender hereunder. This Agreement shall remain in full force and effect unless and until the Obligations are indefeasibly satisfied in full.
6.Financing Statements and Other Documents. Assignor hereby agrees to permit Lender to file one or more financing or continuation statements, and any amendments thereto, all without Assignor’s signature, where permitted by law, to perfect the security interest granted herein. Assignor agrees to sign such financing statements and other documents if requested by Lender. Any filing fees associated with the security interest granted herein charged by a public officer shall be for Assignor’s account and, if paid by Lender, shall be payable by Assignor to Lender promptly upon demand.
7.Delivery of Documents. Assignor hereby agrees to deliver and does hereby pledge to Lender all written evidence of the Interest Reserve Account and other Collateral, including, without limitation, all bank passbooks, certificates of deposit, and savings certificates with respect thereto. Lender is authorized at any time or times to notify each issuer or obligor with respect to the Interest Reserve Account and other Collateral of the assignment, pledge, and transfer thereof to Lender, and to direct such issuer or obligor to mark its records accordingly. Assignor agrees to execute and deliver to Lender such further agreements, documents, assignments, and notices, in form and substance satisfactory to Lender, as Lender may request in its sole and absolute discretion in order to effectuate the purposes hereof.
8.Authorization. Either before or after termination of this Agreement, Assignor authorizes Lender, at its sole discretion, with or without notice, and without affecting Assignor’s continuing liability hereunder, from time to time solely during the continuance of an Event of Default, to: (i) apply any sums received from Assignor, or from the sale or foreclosure of Collateral, to any, all, or any portion of the Obligations in any order, regardless of whether the Obligations are due and payable; (ii) exercise any right or remedy it may have with respect to any Obligations, or any other collateral securing any of the Obligations, this Agreement, or any guaranty of the Obligations, including bidding and purchasing at any sale of any such collateral, and compromising, collecting or otherwise liquidating any such collateral or any of the Obligations, and/or (iii) make such payments and perform such acts as Lender may deem necessary to preserve and insure the Collateral or its value or Lender’s security interest, including, without limitation, any action which Assignor shall have agreed to take pursuant to the terms of this Agreement.
9.Default and Remedies. The following acts or omissions shall each constitute a default under this Agreement: (a) Assignor breaches any term or condition of this Agreement, subject to any applicable cure period in the Loan Agreement (“Cure Period”); (b) any representation or warranty contained in this Agreement is false or misleading in any material respect, subject to the applicable Cure Period, if any; (c) Assignor defaults on, or fails to perform any of, the Obligations subject to the applicable Cure Period, if any, as expressly provided in the Loan Agreement; or (d) an Event of Default (as defined in the Loan Agreement) occurs under the Loan Agreement.
In addition to any other authorizations and rights of Lender with respect to the Interest Reserve Account or any other Collateral, upon the occurrence of a default hereunder and so long as such default remains uncured, Lender may, at its option, without further notice to Assignor, prohibit any withdrawals or reductions from the Interest Reserve Account and other Collateral (to the extent any such withdrawals or reductions are at any time permitted hereunder or under the Loan Agreement or other Loan Documents) and exercise any and/or all of its rights and remedies under the Arizona Uniform Commercial Code, and as otherwise granted hereunder, or at law, or in equity, including, without limitation, the withdrawal of any and all amounts in the Interest Reserve Account, the sale or other disposition of the Collateral and/or the giving of notice to third parties in possession of the Collateral to turn over the Collateral to Lender. Lender shall have all rights, powers, privileges, and remedies of a secured party under the Arizona Uniform Commercial Code, or other applicable law, with respect to the Collateral. All of the rights and remedies of the Lender are cumulative and not alternative.
10.Miscellaneous Provisions.
(a)Section headings used in this Agreement are for convenience only and shall not affect the construction of this Agreement.
(b)This Agreement may be executed in one or more counterparts but all of the counterparts shall constitute one agreement; provided, however, this Agreement shall not be effective and enforceable unless and until it is executed by all parties hereto.
(c)GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE SUBSTANTIVE LAWS OF THE STATE OF ARIZONA WITHOUT REGARD TO ANY CONFLICTS OF LAW CONCEPTS AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.
(d)Counterparts. This Amendment may be executed in one or more counterparts, all of which when taken together shall constitute but one instrument, and in the event any signature is delivered by facsimile or “.pdf” transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” were an original thereof.
(e)This Agreement and the other documents and instruments executed in connection therewith constitute the product of the negotiation of the parties hereto and the enforcement hereof shall be interpreted in a neutral manner, and not more strongly for or against any party based upon the source of the draftsmanship hereof.
(f)This Agreement shall be binding upon and inure to the benefit of Lender and Assignor, and each of them, and their respective successors and assigns, except that Assignor shall not assign its rights hereunder or any interest therein without the prior written consent of Lender.
(g)In the event there is a conflict in any term, condition or provision of this Agreement, on the one hand, and the Loan Agreement or any of the other Loan Documents, on the other hand, the terms, conditions and provisions of this Agreement are to control.
(h)Section 9.16 of the Loan Agreement is hereby incorporated by reference into this Agreement as if fully set forth herein.
[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, Assignor has executed this Agreement as of the date first written above.

ASSIGNOR:
TERRA MORTGAGE PORTFOLIO, LLC
a Delaware limited liability company

By:    /S/ Greg Pinkus
Name:     Greg Pinkus
Title:    Authorized Signatory
    5